UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2007

BPO MANAGEMENT SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28560	22-2356861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock Street, Anaheim, California 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (714) 974-2670

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01  Changes in Registrant’s Certifying Accountant.

On December 5, 2007, we selected Moore Stephens Wurth Frazer and Torbet, LLP as our principal accountants and independent registered public accounting firm to audit our financial statements for our fiscal year ended December 31, 2007.  On December 4, 2007, Kelly & Co., resigned as our principal accountants.  Kelly & Co.’s report on our financial statements for the period from July 26, 2005 (inception) through December 31, 2005 and the year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern.  The decision to change accountants was recommended and approved by the Audit Committee of our Board of Directors.

During the period from July 26, 2005 (inception) through December 31, 2005 and the year ended December 31, 2006, and the subsequent interim periods through December 4, 2007, there were no disagreements with Kelly & Co. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Kelly & Co., would have caused it to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

During the period from July 26, 2005 (inception) through December 31, 2005 and the year ended December 31, 2006, and the subsequent interim periods through December 5, 2007, neither we nor anyone on our behalf engaged Moore Stephens Wurth Frazer and Torbet, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-B.

Prior to the filing of this Current Report on Form 8-K, we requested Kelly & Co. to furnish us with a letter addressed to the Commission stating whether it agreed with the statements made by us in this Current Report, and, if not, expressing the respects in which it did not agree.  Kelly & Co. furnished us with such a letter, which we attached as Exhibit 16.1 to this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter of former accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007	BPO MANAGEMENT SERVICES, INC.

	By:	/s/ James Cortens
James Cortens
President

Exhibit Index

Exhibit	Description of Exhibit

16.1	Letter of former accountant